UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	GALT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Stockholders held on December 4, 2019, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified. The stockholders also (i) approved a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers, as disclosed in the 2019 Proxy Statement, (ii) recommended, by non-binding vote, the Company conduct a stockholder advisory vote on executive compensation triennially, (iii) ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019, and (iv) approved the 2019 Omnibus Equity Incentive Plan and reserved 4,000,000 shares for issuance under the plan.

The final results of the voting on each matter of business at the 2019 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	20,104,196	3,805,290	21,595,011
James C. Czirr	23,073,660	835,826	21,595,011
Kary Eldred	23,332,084	577,402	21,595,011
Kevin D. Freeman	23,068,478	841,008	21,595,011
Joel Lewis	22,179,378	1,730,108	21,595,011
Gilbert S. Omenn, M.D., Ph.D.	22,009,879	1,899,607	21,595,011
Marc Rubin, M.D.	21,470,247	2,439,239	21,595,011
Harold H. Shlevin, Ph.D.	22,065,513	1,843,973	21,595,011
Richard E. Uihlein, Chairman	23,402,722	506,764	21,595,011

Non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers, as disclosed in the 2019 proxy statement

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
20,584,969	2,767,101	557,416	21,595,011

Non-binding advisory vote on the frequency with which the Company will conduct stockholder advisory votes on executive compensation

Three years	Two years	One year	Abstain	Broker Non-Votes
18,532,273	449,108	4,748,095	180,010	21,595,011

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019

Votes For	Votes Against	Votes Abstain
45,067,005	187,032	250,460

The 2019 Omnibus Equity Incentive Plan and reserved 4,000,000 shares for issuance under the plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
19,924,603	3,695,039	289,844	21,595,011

Consistent with the advisory vote on frequency with which the Company will conduct stockholder advisory votes on executive compensation, the Company plans to hold a triennial advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 6, 2019	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer